SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

12.	SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, Subsequent Events, the Company has analyzed its operations subsequent to June 30, 2021 to the date these condensed consolidated financial statements were issued, and has determined that it does not have any material subsequent events to disclose in these condensed consolidated financial statements, except as follows:

On July 14, 2021, the Company issued 274,427 shares of common stock to Auctus upon the conversion of $500,000 in note principal and $26,900 in accrued interest and conversion fees.

On July 15, 2021, EF Hutton exercised in full the Over-Allotment Option with respect to all 361,445 additional Shares for total gross proceeds to the Company of approximately $1,500,000, before deducting underwriting discounts and commissions and other offering expenses.

On July 26, 2021, Melvin Leiner resigned as Chief Financial Officer, Secretary and Treasurer of the Company. Mr. Leiner remains the Company’s Executive Vice President and Chief Operating Officer, and a director.

On July 26, 2021, upon Mr. Leiner’s resignation, Jason Williams was appointed the Company’s Chief Financial Officer, Secretary and Treasurer.

On July 29, 2021, the Company entered into a membership interest purchase agreement (the “Purchase Agreement”) with Curiosity Ink Media LLC, a Delaware limited liability company (“Curiosity”), and the holders of all of Curiosity’s outstanding membership interests (the “Sellers”), for the purchase of 80% of Curiosity’s outstanding membership interests (the “Purchased Interests”) from the Sellers (the “Acquisition”).

On August 19, 2021, pursuant to the terms of the Purchase Agreement, the Company consummated the Acquisition and acquired the Purchased Interests in consideration for the issuance to the Sellers of an aggregate of 1,771,883 shares of the Company’s common stock to the Sellers, pro rata to their membership interests immediately prior to the closing of the Acquisition. The shares were valued at $2.82 per share which represents to the 20-day volume-weighted average price of the Company’s common stock on August 19, 2021.

Pursuant to the Purchase Agreement, the Company also paid $400,000 and issued an 8% eighteen-month convertible promissory note in the principal amount $278,000 (the “Note”) to pay-down and refinance certain outstanding loans and advances previously made to Curiosity by Russell Hicks and Brett Watts.

The Note is convertible into shares of common stock of the Company at a conversion price of $3.28 per share but may not be converted if, after giving effect to such conversion, the noteholder and its affiliates would beneficially own in excess of 9.99% of the Company’s outstanding common stock. The Note may be prepaid at any time, in whole or in part. The Note is subordinate to the Company’s senior indebtedness (as defined in the Note).

On August 18, 2021, the Company paid the TDH Secured Note Lenders an aggregate of $834,759.77, representing all remaining amounts due and payable under the TDH Secured Notes. Upon receipt of such payment by the TDH Secured Note Lenders, the pledged shares of TDH and its subsidiary, Top Draw Animation Hong Kong Limited were released from escrow, and the TDH Secured Note Lenders had no further security interest in the assets of the Company or its subsidiaries.